EXHIBIT 99.1

                                                                          [LOGO]

                           GRANT PARK FUTURES FUND, LP

                              MONTHLY FLASH REPORT

                                JANUARY 31, 2005

MONTHLY COMMENTARY: Grant Park's performance was negative for the first month of the new year. Losses were sustained across most sectors, with the most significant losses sustained in the currency and stock index sectors. Short U.S. dollar/long European currency positions were hit hard as the U.S. dollar saw its largest gain against the euro since May of 2001 and finished the month up 3.8% over the euro. The U.S. dollar strengthened as economic data released throughout the month provided evidence that the U.S. economy would grow faster than it's European counterparts. The dollar was further strengthened following the release of the FOMC (Federal Open Market Committee) minutes from last month, which proved more hawkish than prior market expectations, suggesting that the Fed may be more aggressive in tightening interest rates. As a result, positions in the currency sector have been pared back and in some cases have reversed going in to February. U.S. stock indices retreated as the threat of higher interest rates weighed heavily on investors minds. Long positions in both the S&P 500 Index and the Nasdaq 100 posted losses. Long Hang Seng positions also were unprofitable as shares sold off on worries of capital outflows following the swift U.S. dollar rebound. Additional losses occurred in the metals, energy and agricultural/soft sectors, while modest profits were posted in the financial (fixed income) sector.
                          JANUARY 31, 2005 STATISTICS*

                                  CLASS A UNITS            CLASS B UNITS
MONTHLY RATE OF RETURN                 (5.94%)                 (6.02%)
YEAR-TO-DATE RETURN                    (5.94%)                 (6.02%)
NET ASSET VALUE                    $1,037.939                $926.804

*Subject to receipt of independent verification.

                                        STATISTICS SINCE INCEPTION - CLASS A UNITS **
                                          JANUARY 1, 1989 THROUGH JANUARY 31, 2005

Total Fund Assets (A and B):  $282M   3 Yr. Comp. Ann. ROR:           6.65%   Worst Drawdown Last 5 Years (2/04-8/04):  -23.65%

12 Month Return:             (13.40%) 5 Yr. Comp. Ann. ROR:           7.65%   Average 1-Month Gain:                       7.66%

36 Month Cumulative Return:   21.30%  10 Yr. Comp. Ann. ROR:          9.93%   Average 1-Month Loss:                      -5.30%

60 Month Cumulative Return:   44.40%  Average 12-Month Return:       24.02%   # of Winning Months                       105

Compounded Annual ROR:        17.51%  Worst Drawdown (6/89-10/89):  -38.87%   # of Losing Months:                        88

                SEE THE GLOSSARY AT THE END OF THIS PRESENTATION
                    FOR DEFINITIONS RELEVANT TO THIS TABLE.

**Most new investors are expected to invest in Class B Units, which carry an additional 1.06% in fees and expenses.

                GRANT PARK SECTOR EXPOSURE AS OF JANUARY 31, 2005

                         INTEREST RATES         27%
                         CURRENCIES             25%
                         STOCK INDICES          12%
                         AGS/SOFTS              17%
                         ENERGY                  9%
                         METALS                 10%

This pie chart illustrates the estimated average relative weighting assigned to each market sector amongst each of Grant Park's trading advisors assuming current allocations to the trading advisors. This chart does not reflect actual positions held at any time or over any period. Grant Park's trading advisors do not maintain positions in all markets at all times. On any given day, the actual markets traded as well as the absolute and relative commitment in such markets, will vary greatly. Additionally, allocations amongst the trading advisors may vary over time.

              ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES
 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES
          A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS
           THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE,
                          OFFERING BY PROSPECTUS ONLY.

   THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE
    PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS
         MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.

Dearborn Capital Management, LLC
550 West Jackson Blvd, Suite 600,
Chicago, IL 60661
(312) 756-4450 o(800) 217-7955
o FAX (312) 756-4452
Performance Hotline: (866) 516-1574
website: www.dearborncapital.com
e-mail: funds@dearborncapital.com

                           GRANT PARK FUTURES FUND, LP                    [LOGO]

                              MONTHLY FLASH REPORT

                                JANUARY 31, 2005

                            HISTORICAL PERFORMANCE**

                                                                                                                 A Unit   B Unit(1)
        Jan      Feb     Mar       Apr      May     Jun     Jul      Aug      Sep      Oct      Nov      Dec       YTD      YTD
1989    0.97%   (3.29%) 17.34%   (9.51%)  26.07%  (3.31%)   0.70%  (21.72%)  (1.68%) (18.43%)   5.37%   29.00%     8.61%    7.73%
1990    5.20%    6.32%  22.20%   31.10%  (15.80%) 14.00%   16.03%   22.83%   14.76%    5.49%    2.83%   (2.65%)  197.04%  194.60%
1991  (12.36%) (13.31%)  1.75%   (6.52%)  (1.90%)  3.93%  (10.99%)  (1.85%)   6.76%    0.12%   (0.21%)  35.80%    (6.77%)  (7.52%)
1992  (15.23%)  (5.32%) (2.32%)  (4.13%)  (2.34%)  8.33%   16.34%    7.34%  (11.40%)  (0.72%)   2.41%   (5.55%)  (15.50%) (16.18%)
1993    2.38%   18.13%   1.57%   15.69%    2.30%  (2.34%)  20.56%    0.16%   (3.99%)  (5.39%)   4.57%   13.15%    84.25%   82.76%
1994  (13.74%)  (9.39%) 23.25%    2.31%   14.29%  14.25%   (5.96%)  (6.26%)   2.76%   (7.54%)  15.50%   (0.17%)   24.30%   23.30%
1995  (10.69%)  16.37%  20.67%   10.88%   14.93%  (1.82%) (14.36%) (11.29%) (10.54%)  (5.40%)   2.77%   18.69%    23.04%   22.04%
1996   (1.09%) (13.59%) (1.34%)   4.97%   (4.35%)  2.32%   (1.48%)  (2.53%)   3.81%   14.82%    7.80%   (6.99%)   (0.59%)  (1.39%)
1997    6.82%    7.61%   1.06%   (8.45%)  (0.91%)  0.34%   15.73%   (8.17%)   2.92%   (5.18%)   0.81%    6.10%    17.31%   16.37%
1998    1.96%    2.62%  (1.08%)  (7.46%)   3.13%  (0.37%)  (0.30%)  24.62%    6.23%   (4.64%)  (3.21%)   2.09%    22.40%   21.41%
1999   (2.02%)   7.95%  (5.18%)   2.92%   (5.51%)  0.22%   (2.68%)  (1.16%)   1.54%   (8.65%)   2.10%    3.05%   (8.24%)   (8.97%)
2000   (1.12%)   0.69%  (1.70%)  (3.84%)   1.80%  (3.51%)  (1.60%)   4.36%   (2.30%)   0.80%    8.91%    9.00%   10.97%    10.08%
2001    1.86%    0.53%   6.63%   (4.51%)  (0.47%) (2.66%)   0.12%    2.88%    3.69%    5.30%   (7.80%)   2.14%    7.00%     6.14%
2002   (0.87%)  (5.95%)  2.26%   (3.07%)   5.17%  10.07%    6.63%    1.57%    2.87%   (6.04%)  (2.53%)   5.58%   15.25%    14.32%
2003    2.72%    5.77%  (7.47%)   2.57%    9.68%  (1.26%)  (0.49%)   0.12%**  0.06%    2.45%   (0.98%)   5.93%   20.03%    19.06%(1)
2004    0.31%    7.25%  (1.47%) (11.72%)  (4.82%) (4.55%)  (3.47%)  (0.40%)   0.99%    3.35%    8.37%   (0.96%)  (7.58%)   (8.40%)
2005   (6.02%)*                                                                                                  (5.94%)*  (6.02%)*

                                                                                    *Subject to receipt of independent verification.

(1) From January 1989 through July 2003 Proforma Class B Unit data is reflected in YTD calculations. Actual Class B Unit Performance reflected from 8/1/03.

**Actual Class A Unit net monthly returns are reflected from January, 1989 through July, 2003. Actual Class B Unit net monthly returns are reflected from August, 2003 (inception of trading for B Units) forward. Most new investors are expected to invest in Class B Units, which carry an additional 1.06% in fees and expenses over Class A Units.

INVESTMENT HIGHLIGHTS:

MINIMUM  INVESTMENT:   $10,000  Individual/$4,000  ERISA  or  qualified  plans,
additional minimum investment $2,000

GENERAL PARTNER:  Dearborn Capital Management, LLC

PORTFOLIO MANAGERS: Rabar Market Research, EMC Capital Management, Eckhardt Trading Company, Graham Capital Management, Winton Capital Management and Saxon Investment Corporation.

REDEMPTIONS: Units are redeemable monthly with a redemption fee applicable for the first 12 months of investment.

SUITABILITY: Varies from state to state but at least a minimum of $45,000 annual income and a net worth of $45,000 exclusive of home, auto and furnishings or $150,000 net worth. Check Prospectus for individual state suitability. No investor should invest more than 10% of his or her net worth. Please check with your Firm's Administrative Department as firm requirements may also vary.

THE RISKS

o  Performance can be volatile and you   o  Grant Park pays substantial fees and
   could lose all or substantially all      expenses, including fees to its
   of your investment in Grant Park         trading advisors, which must be
   Futures Fund.                            offset by trading profits and
                                            interest income.
o  No secondary market exists for the
   Fund. Additionally, redemptions are   o  The Fund invests in foreign
   limited and may result in early          securities, which are subject to
   redemption fees.                         special risks such as currency
                                            fluctuations, different financial
o  Trading in commodity interests is a      and regulatory standards, and
   zero-sum economic activity in which,     political instability.
   for every gain, there is an
   offsetting loss. Grant Park           o  Grant Park's use of multiple trading
   therefore bears the risk that, on        advisors may result in Grant Park
   every trade, it will incur the loss.     taking offsetting trading positions,
                                            thereby incurring additional
o  Commodity futures trading may be         expenses with no net change in
   illiquid.                                holdings.

o  An investment in Grant Park is        o  You will have no right to
   speculative and leveraged; as a          participate in the management of
   result of this leverage, the velocity    Grant Park.
   of potential losses may accelerate
   and cause you to incur significant    o  The structure and operation of
   losses.                                  Grant Park involve several conflicts
                                            of interest.

              ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES
 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES
          A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS
           THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE,
                          OFFERING BY PROSPECTUS ONLY.

   THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE
    PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS
         MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.

                          GRANT PARK FUTURES FUND, LP

                                                                          [LOGO]

                                    GLOSSARY

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the Prospectus for a more complete glossary of additional terms relevant to this offering:

AVERAGE 12-MONTH RETURN: The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

COMPOUNDED ANNUAL RATE OF RETURN (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

DRAWDOWN: A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

NET ASSET VALUE PER UNIT: This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.


              ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES
 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES
          A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS
           THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE,
                          OFFERING BY PROSPECTUS ONLY.

   THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE
    PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS
         MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.